UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2005

SUMMIT FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	0-29337	05-0577932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 North Federal Highway
Suite 310
Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (561) 338-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

The annual meeting of shareholders of Summit Financial Services Group, Inc. (the “Company”) has been set for June 22, 2005. Shareholders of record on May 6, 2005 will be entitled to vote at the meeting in person or by proxy. Proposals of shareholders intended to be presented at the annual meeting or included in the proxy statement must be received by the Company a reasonable time before the Company’s anticipated printing and mailing date for proxy materials of May 20, 2005. In submitting proposals, shareholders must comply with the Company’s advance notice provisions contained in its Bylaws and the rules and regulations promulgated by the United States Securities and Exchange Commission relating to shareholder proposals. The Company will provide a copy of the advance notice provisions from its Bylaws without charge upon written request. Shareholder proposals and requests for copies of the advance notice provisions should be addressed to Steven C. Jacobs, Executive Vice President, Chief Financial Officer and Secretary, Summit Financial Services Group, Inc., 980 North Federal Highway, Suite 310, Boca Raton, Florida 33432.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: May 4, 2005	/s/ Marshall T. Leeds
Marshall T. Leeds
Chairman, Chief Executive Officer and President